UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2010

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 23, 2010, Capitol Bancorp Ltd., a Michigan corporation (the “Company”) issued a press release regarding the Company’s multiple exchange offers and other potential capital initiatives to strengthen its consolidated equity and regulatory capital levels.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this item, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission (the “SEC”).  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
99.1	Press release regarding Capitol Bancorp Announces Comprehensive Capital Strategy dated December 23, 2010.

Additional Information

Certain investments discussed in the attached press release involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions under that Act.  Such securities may not be offered or sold absent registration or an applicable exemption from registration.  The attached press release does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information set forth in the attached press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote, consent or approval. On or about December 22, 2010, the Company filed three separate preliminary proxy statements with the SEC on Schedule 14A in connection with (1) the matters to be voted upon at the Company’s special shareholder meeting (the “Special Meeting Preliminary Proxy Statement”) (2) the solicitation of consents in connection with the trust preferred securities issued by Capitol Trust I (the “Capitol Trust I Preliminary Proxy Statement”) and (3) the solicitation of consents in connection with the trust preferred securities issued by Capitol Trust XII (the “Capitol Trust XII Preliminary Proxy Statement” together with the Special Meeting Preliminary Proxy Statement and the Capitol Trust I Preliminary Proxy Statement, the “Preliminary Proxy Statements”). The Company expects to file definitive proxy statements on Schedule 14A with the SEC in connection with the Preliminary Proxy Statements and may file other solicitation material in connection therewith (the “Definitive Proxy Statements”). The Company and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies. Information regarding the interests of such directors and executive officers, if any, will be described in the Preliminary Proxy Statements and Definitive Proxy Statements (when available).

Investors and security holders are urged to read the Preliminary Proxy Statements and the Definitive Proxy Statements and other relevant documents filed with the SEC carefully when available because they will contain important information. Investors and security holders will be able to obtain free copies of the Preliminary Proxy Statements and the Definitive Proxy Statements, any amendments or supplements thereto and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Preliminary Proxy Statements, the Definitive Proxy Statements, and any amendments or supplements thereto when they become available by directing a written request to: Investor Relations, Capitol Bancorp Ltd., Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan 48933 or by telephone at 517-487-6555.

The exchange offers described in the attached press release have not yet commenced.  The description of the exchange offers is contained therein for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities.  The exchange offers will be made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(9) of the Securities Act and pursuant to Section 4(2) and/or Regulation D promulgated thereunder. The exchange offers will not be made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The rights offering described in the attached press release has not yet commenced.  The description of the rights offering is contained therein for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities.  The Company has not yet filed a registration statement with the SEC for the rights offering, but intends to do so promptly. The Company expects to commence the rights offering as soon as practicable after the SEC declares such registration statement effective. The offering will be made only by means of a prospectus that the Company intends to file with the SEC as part of the registration statement. Such prospectus will be delivered to shareholders of the Company’s common stock as of the record date of the rights offering.

The written materials described above and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov.  In addition, free copies of these documents may also be obtained by directing a written request to: Investor Relations, Capitol Bancorp Ltd., Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan 48933 or by telephone at 517-487-6555.

Caution about Forward-Looking Statements

Certain information contained in the attached press release may include “forward-looking statements.”  These forward-looking statements relate to the Company’s plans for raising capital, including transactions described in the attached press release, the conditions necessary for closing on proposed capital investments and the exchange offers for common shares, the Company’s future growth and market position, and the execution of its business plans.  There can be no assurance that the Company will be able to close on the transactions with investors and obtain required capital, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, our ability to complete the transactions announced today and other aspects of our recapitalization and recovery plans.  For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010, and other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2010	CAPITOL BANCORP LTD. (Registrant) /s/ Cristin K. Reid Cristin K. Reid Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release regarding Capitol Bancorp Announces Comprehensive Capital Strategy dated December 23, 2010.